Exhibit 10.3

Certain identified information has been omitted from this document because it is both not material and would be competitively harmful if publicly disclosed, and had been marked with “[***]” to indicate where omissions have been made.

STATEMENT OF WORK # 2

This Statement of Work (“SOW # 2”), effective as of March 18, 2020 (“SOW # 2 Effective Date”), is made by and between Streamline Health Solutions, Inc., a Delaware corporation (“Company”), with its principal place of business at 1175 Peachtree Street, 10th Floor, Atlanta, GA 30361, and 180 Consulting, LLC, a Georgia limited liability company (“Consultant”), with its principal place of business at 121 Greenway Boulevard, Carrollton, GA 30117, under the following circumstances:

A. Company and Consultant entered into that certain 180 Consulting, LLC Master Services and Non-Disclosure Agreement, dated as of March 18, 2020 (the “Agreement”), under which Consultant provided the specified services set forth in that certain Statement of Work, of even date therewith and attached thereto as Appendix A (“SOW # 1”) for delivery of the consulting services specified therein.

B. Company and Consultant now desire to enter into this SOW # 2 to add Consultant Resources (as defined herein) to perform one (1) or more tasks (or a portion thereof) in connection with the project objectives set forth below.

NOW, THERFORE, by mutual agreement of the parties and in mutual consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Project Title – eValuator Outpatient Dashboard

Project Objective

In collaboration with Company’s leadership, to provide software engineering services to complete the design, development, testing and production deployment of functionality as required in the [***] eValuator platform.

Description of Services	Work collaboratively with the Company’s subject matter expert(s) and technical teams to drive delivery of the project milestones for the eValuator [***], as set forth below. [***]
Consultant Resources

“Consultant Resource” refers to an employee or independent contractor of Consultant that will perform one (1) or more tasks (or a portion thereof) in connection with this SOW # 2. Consultant will commit the appropriate amount of resources to achieve all assigned objectives, including the following Consultant Resources:

●     Senior Systems Architect

●     Software Engineer

●     Quality Assurance Engineer

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Time Allocation	Consultant will commit the appropriate amount of time required to achieve all identified and assigned objectives. Each Consultant Resource’s actual allocation of time to this project is estimated in the table below. The actual hours worked each week may vary based on the then current project priorities and tasks, though the time allocation represents Consultant’s reasonable efforts to estimate a Consultant Resource’s average weekly time allocation to the project.

RESOURCE ALLOCATION	April		May		June		July
	%	Hrs. / Wk.	%	Hrs. / Wk.	%	Hrs. / Wk.	%	Hrs. / Wk.
Senior Systems Architect	25%	10.0	25%	10.0	25%	10.0	25%	10.0
Software Engineer	100%	40.0	100%	40.0	100%	40.0	100%	40.0
Quality Assurance	0%	20.0	50%	20.0	50%	20.0	50%	20.0
TOTAL EST. HOURS / WEEK		70.0		70.0		70.0		70.0

% = estimated time allocation per week for each of the Consultant Project Team resources

If upon the Company’s request, Consultant agrees to allocate additional time for a requested Consultant Resource (“Added Time”) to the estimated average hours worked per Consultant Resource, per week as noted in the above table; provided that, such Added Time is necessary to achieve the identified and assigned objectives.

Length of SOW (“Term”)

This SOW # 2 shall be effective for a period of four (4) months from the SOW # 2 Effective Date (the “SOW Initial Term”) and shall automatically renew thereafter every thirty (30) days (each, an “SOW Renewal Term”) unless one party provides thirty (30) days advanced written notice to the other party of its intent not to renew. The SOW Initial Term and all SOW Renewal Terms are collectively referred to as the “Term.”

Termination of this SOW # 2 shall be governed by, and completed in accordance with, Section 7 of the Agreement; provided however, that in the event of a termination by the Company during the SOW Initial Term, Company agrees to pay Consultant the pro-rata portion of the Service Fees set forth herein for the thirty (30) day period after such date of the termination notice.

Service Fees

During the Term of this SOW # 2, as compensation for the Services set forth above, Company shall pay Consultant a service fee for each Consultant Resource equal to the amount set forth for each month in the table below (the “Service Fees”).  The Service Fee includes compensation allocated in accordance with Section 4.3 of the Agreement, which consists of a cash payment (“Cash Portion”) and a grant of common stock of the Company (“Equity Portion”).  In the event a Consultant Resource does not perform project work for a complete month or reduces the project time allocation during a particular month, the service fee shall be reduced and pro-rated accordingly when invoiced for the subsequent month.

SERVICE FEES	April	May	June	July
Senior Systems Architect – Cash Portion (in accordance with Section 4.4 of the Agreement)	$[***]	$[***]	$[***]	$[***]
Software Engineer – Cash Portion (in accordance with Section 4.4. of the Agreement)	$[***]	$[***]	$[***]	$[***]
Quality Assurance – Cash Portion (in accordance with Section 4.4 of the Agreement)	$[***]	$[***]	$[***]	$[***]
TOTAL SERVICE FEES – CASH PORTION (in accordance with Section 4.4 of the Agreement)	$[***]	$[***]	$[***]	$[***]
TOTAL SERVICE FEES – EQUITY PORTION (in accordance with Section 4.4 of the Agreement)	[***] shares of common stock, as calculated per Section 4.3.2 of the Agreement

Service Fees shall not exceed the amounts for each month as set forth herein without the consent of Company. However, in the event that the Company requests, and the Consultant agrees to provide, Added Time, such Added Time shall be billable based on the applicable hourly rate per Consultant Resource. All monthly invoices shall be paid in accordance with Section 4 of the Agreement.
Expenses	Out of pocket expenses associated with this SOW # 2 for airfare, overnight accommodations, meals and other incidental expenses associated with business travel by Consultant or any Consultant Resource on behalf of the Company will be billed as incurred in accordance with Section 4.9 of the Agreement.
Payment Terms	Consultant shall submit invoices at the beginning of each month for Services provided within that month. Invoices shall be paid in accordance with the terms set forth in Section 4 of the Agreement.

It is the intention and understanding of the parties hereto that this Appendix B shall act as an extension of the Agreement and shall not act as a novation of the Agreement. Except as specifically amended hereby, the parties hereto acknowledge and confirm that the Agreement and SOW # 1 remain unmodified and in full force and effect and are enforceable in accordance with their respective terms. In the event of any conflict or inconsistency between the Agreement and any SOW, as applicable, the terms and provisions of each SOW shall prevail and be given priority.

All aforementioned Consultant Resources, Time Allocation, and Service Fees are estimates based on the Consultant’s current understanding of the Company’s requirements, and these estimates are subject to change based on ongoing dialog and discovery of the Company’s detailed requirements. If these project updates result in a material change to the overall project, Consultant shall provide a written estimate update, which Company retains the right to review and approve.

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ACKNOWLEDGED, ACCEPTED AND AGREED TO:

180 CONSULTING, LLC	streamline health solutions, INC.

Name: Greg Shilling	Name: Bill Garvis
Title: Managing Member	Title: Chief Operating Officer
/s/ Greg Shilling	/s/ Bill Garvis
(Signature)	(Signature)
Date: 3/19/2020	Date: 3/19/2020

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Exhibit A - Requirements Specification
for the eValuator [***]

[***]

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